Exhibit 99.1

The NASDAQ OMX Group, Inc.

Unaudited Pro Forma Condensed Combined Statements of Income

For Each Quarter and Full Year Ended December 31, 2007

(in millions, except per share amount)

	Q107	Q207	Q307	Q407	FY07
Revenues
Market Services	$597.2	$584.2	$681.1	$697.4	$2,559.9
Issuer Services	79.6	85.5	86.8	92.3	344.2
Market Technology	31.9	31.9	29.2	42.1	135.1
Other	0.4	0.4	0.3	0.2	1.4

Total revenues	709.1	702.0	797.4	832.0	3,040.6
Cost of revenues
Liquidity rebates	(225.2)	(238.3)	(291.2)	(295.1)	(1,049.8)
Brokerage, clearance and exchange fees	(144.7)	(121.2)	(150.8)	(157.8)	(574.5)

Total cost of revenues	(369.9)	(359.5)	(442.0)	(452.9)	(1,624.3)

Revenues less liquidity rebates, brokerage, clearance and exchange fees	339.2	342.5	355.4	379.1	1,416.3

Expenses
Compensation and benefits	88.6	99.2	100.8	106.0	394.7
Marketing and advertising	6.9	6.7	5.6	11.9	31.1
Depreciation and amortization	28.4	28.3	28.0	28.6	113.2
Professional and contract services	21.9	24.1	19.6	23.8	89.3
Computer operations and data communications	17.5	16.2	13.9	15.9	63.5
Provision for bad debts	3.5	(1.4)	0.2	(0.4)	1.9
Occupancy	14.9	16.6	15.9	17.1	64.5
Regulatory	6.7	7.1	7.7	7.4	28.9
General, administrative and other	29.9	20.2	37.7	23.8	111.8

Total operating expenses	218.3	217.0	229.4	234.1	898.9

Operating income	120.9	125.5	126.0	145.0	517.4

Interest income	7.9	12.9	12.8	17.9	51.5
Interest expense	(29.0)	(29.0)	(29.0)	(26.6)	(113.6)
Gain (loss) from unconsolidated investees	(0.6)	0.3	(0.1)	(0.6)	(1.0)
Gain on foreign currency option contracts and forward contracts	—	(1.7)	35.3	18.2	51.8
Capital gains from shares in equity investments	—	14.7	—	0.5	15.2
Minority interest	—	(0.3)	(0.4)	(0.2)	(0.9)

Income before income taxes	99.2	122.4	144.6	154.2	520.4
Income tax provision	31.1	36.9	46.1	51.0	165.3

Net income	$68.1	$85.5	$98.5	$103.2	$355.1

Basic and diluted earnings per share:
Basic	$0.39	$0.49	$0.57	$0.55	$2.01

Diluted	$0.33	$0.41	$0.47	$0.49	$1.71

Weighted-average common shares outstanding for earnings per share:
Basic	173.0	173.3	173.7	186.3	176.6
Diluted	212.4	212.5	212.8	214.5	213.1

The NASDAQ OMX Group, Inc.

Unaudited Pro Forma Revenue Detail for Each Quarter

and Full Year Ended December 31, 2007

(in millions)

	Q107	Q207	Q307	Q407	FY07
MARKET SERVICES
Execution Services:
U.S. Operations:
Execution and trade reporting revenues	$437.0	$426.1	$514.2	$526.0	$1,903.3
Access services revenues	18.6	19.0	19.1	20.3	77.0
Tape fee revenue sharing	(7.1)	(7.0)	(6.5)	(6.7)	(27.3)

Total U.S. Execution Services revenues	448.5	438.1	526.8	539.6	1,953.0
Non U.S. Execution Services revenues	82.8	76.8	81.0	84.3	324.9

Total Execution Services revenues	531.3	514.9	607.8	623.9	2,277.9
Cost of revenues
Liquidity rebates	(225.2)	(238.3)	(291.2)	(295.1)	(1,049.8)
Brokerage, clearance and exchange fees	(144.7)	(121.2)	(150.8)	(157.8)	(574.5)

Total cost of revenues	(369.9)	(359.5)	(442.0)	(452.9)	(1,624.3)

Revenues less liquidity rebates, brokerage, clearance and exchange fees from Execution Services	161.4	155.4	165.8	171.0	653.6
Market Services Subscriptions:
U.S. Operations:
Proprietary revenues	19.8	21.1	22.8	24.3	88.0
Non-proprietary revenues	32.1	33.7	34.7	32.6	133.1
UTP Plan revenue sharing	(9.6)	(11.6)	(12.4)	(12.2)	(45.8)
Revenue sharing programs	(3.1)	(1.5)	(1.4)	(1.1)	(7.1)

Total U.S. Market Services Subscriptions revenues	39.2	41.7	43.7	43.6	168.2
Non U.S. proprietary revenues	18.9	20.0	21.4	22.3	82.6

Total Market Services Subscriptions revenues	58.1	61.7	65.1	65.9	250.8
Other Market Services revenues	7.8	7.6	8.2	7.6	31.2

Total revenues less liquidity rebates, brokerage, clearance and exchange fees from Market Services	227.3	224.7	239.1	244.5	935.6

ISSUER SERVICES
Corporate Client Group:
U.S. Operations:
Annual renewal fees	30.7	31.1	31.6	32.2	125.6
Listing of additional shares fees	9.7	10.1	10.4	10.4	40.6
Initial listing fees	5.4	5.5	5.6	5.7	22.2
Corporate Client services	11.7	13.2	13.9	13.7	52.5

Total U.S. Corporate Client Group revenues	57.5	59.9	61.5	62.0	240.9
Non U.S. Corporate Client Group revenues	13.2	14.8	13.6	18.7	60.3

Total Corporate Client Group revenues	70.7	74.7	75.1	80.7	301.2
Financial Products:
U.S. Operations:
Licensing revenues	7.3	9.0	10.6	10.8	37.7
Other revenues	1.6	1.8	1.1	0.8	5.3

Total U.S. Financial Products revenues	8.9	10.8	11.7	11.6	43.0

Total Issuer Services revenues	79.6	85.5	86.8	92.3	344.2

Market Technology
Non U.S. Operations:
License, support and project revenues	22.0	21.6	18.5	26.0	88.1
Facility management services	6.1	8.1	8.0	8.9	31.1
Other revenues	3.8	2.2	2.7	7.2	15.9

Total Market Technology revenues	31.9	31.9	29.2	42.1	135.1
Other revenues	0.4	0.4	0.3	0.2	1.4

Total revenues less liquidity rebates, brokerage, clearance and exchange fees	$339.2	$342.5	$355.4	$379.1	$1,416.3